UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

December 15, 2006
Date of Report (Date of Earliest Event Reported)


Fremont Home Loan Trust 2006-C
(Exact name of issuing entity as specified in its charter)


Fremont Investment & Loan
(Exact name of Sponsor as specified in its charter)


Fremont Mortgage Securities Corporation
(Exact name of Depositor as specified in its charter)


New York              333-132540-02            54-2197930
(State or Other       (Commission              54-2197931
Jurisdiction of        File Number)            54-2197932
Incorporation)                                 (IRS Employer
                                               Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))






Section 5 - Corporate Governance and Management

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year.

The parties to the Pooling and Servicing Agreement (the governing document of the Issuing Entity, Fremont Home Loan Trust 2006-C) made the attached amendment, effective as of the first distribution date, allowing for the Sponsor to increase the amount on deposit in the Interest Coverage Account, which is used to pay interest on certain classes of certificates for the first distribution date. The accompanying opinion and letter to rating agencies are included pursuant to requirements in the Pooling and Servicing Agreement.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number      Description
     EX-99.1             Amendment No. 1 to the Pooling and Servicing Agreement,
                         dated as of October 25, 2006 ("Amendment"), among Fremont Mortgage Securities Corporation, as depositor,
                         Fremont Investment & Loan, as sponsor, originator, and servicer, Wells Fargo Bank, N.A., as master servicer, trust administrator, and swap administrator and HSBC
                         Bank USA, National Association, as trustee.

     EX-99.2             Opinion of Hunton & Willilams LLP

     EX-99.3             Letter to the Rating Agencies



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Fremont Home Loan Trust 2006-C
(Registrant)

By: Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz as Officer
Date: December 19, 2006




EXHIBIT INDEX

Exhibit Number           Description

     EX-99.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 25, 2006 ("Amendment"), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as sponsor, originator, and servicer, Wells Fargo Bank, N.A., as master servicer, trust administrator, and swap administrator and HSBC Bank USA, National Association, as trustee.

     EX-99.2            Opinion of Hunton & Willilams LLP

     EX-99.3            Letter to the Rating Agencies





EX-99.1





================================================================================

                    FREMONT MORTGAGE SECURITIES CORPORATION,

                                  as Depositor,

                           FREMONT INVESTMENT & LOAN,

                      as Sponsor, Originator and Servicer,

                             WELLS FARGO BANK, N.A.,

         as Master Servicer, Trust Administrator and Swap Administrator,

                                       and

                      HSBC BANK USA, NATIONAL ASSOCIATION,


                                   as Trustee

================================================================================


                                 AMENDMENT No. 1

                          dated as of October 25, 2006


                                  Amending the

                         POOLING AND SERVICING AGREEMENT
         among the Depositor, the Sponsor, the Originator, the Servicer,
                  the Master Servicer, the Trust Administrator,
                     the Swap Administrator and the Trustee

                          Dated as of September 1, 2006


                         FREMONT HOME LOAN TRUST 2006-C

                          MORTGAGE-BACKED CERTIFICATES,
                                  SERIES 2006-C

================================================================================




(PAGE)


         AMENDMENT No. 1 ("Amendment"), dated as of October 25, 2006, to the Agreement (defined below) among FREMONT MORTGAGE SECURITIES CORPORATION, as depositor (the "Depositor"), FREMONT INVESTMENT & LOAN, as sponsor, originator and servicer (the "Sponsor", "Originator" and the "Servicer", as applicable; and together "Fremont"), WELLS FARGO BANK, N.A., as master servicer, trust administrator and swap administrator (the "Master Servicer", "Trust Administrator" and "Swap Administrator" in such capacities, respectively), and HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee"). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, the Depositor, the Sponsor, the Originator, the Servicer, the Master Servicer, the Trust Administrator, the Swap Administrator and the Trustee entered into a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Agreement"), providing for the issuance of Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C; and

         WHEREAS, Section 10.01 of the Agreement permits the amendment of the Agreement by the Depositor, the Originator, the Servicer, the Master Servicer, the Swap Administrator, the Trust Administrator and the Trustee without the consent of any of the Certificateholders to modify, alter, amend, add to or rescind any of the terms or provisions contained in the Agreement, subject to certain provisos set forth in Section 10.01 of the Agreement; and

         WHEREAS, the Originator, the Servicer, the Depositor, Fremont NIM Trust 2006-B, the Trust Administrator, Wells Fargo Bank, N.A. as indenture trustee (the "Indenture Trustee"), U.S. Bank National Association, as co-trustee (the "Co-Trustee") and Radian Insurance Inc., as insurer (the "NIM Insurer") entered into an Insurance and Indemnity Agreement, dated as of September 28, 2006 (the "Insurance Agreement", providing for insurance related to notes issued by Fremont NIM Trust 2006-B; and

         WHEREAS, Section 2.03(b) of the Insurance Agreement requires that the parties thereto obtain the prior written consent of the NIM Insurer in connection with any amendment of the Agreement; and

         WHEREAS, the Depositor, the Originator, the Servicer, the Master Servicer, the Swap Administrator, the Trust Administrator and the Trustee wish to amend the Agreement as set forth herein, and the NIM Insurer consents to such amendment; and

         WHEREAS, the execution of this Amendment has been duly authorized by the Depositor, the Originator, the Servicer, the Master Servicer, the Swap Administrator, the Trust Administrator and the Trustee;

         NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment to the Agreement. The Agreement is hereby amended, as of the date hereof, by deleting the amount "$1,392,185" in Section 3.27(d) and replacing it with the amount "$1,485,618.11".

2. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Agreement.

3. Entire Agreement; Governing Law. This Amendment (together with the Agreement) constitutes the entire agreement of the parties and can be amended only as agreed in Section 10.01 of the Agreement. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

4. No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

5. Severability. In the event that any provision of this Amendment is declared to be invalid, such declaration shall not be deemed to affect the validity of any of the other provisions of this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall be deemed to constitute one and the same instrument.

7. Headings. The headings contained in this Amendment are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Amendment.


         [The remainder of this page was intentionally left blank.]


(PAGE)


         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.



FREMONT MORTGAGE SECURITIES CORPORATION, as Depositor

By:  /s/ Jeff Crusinberry
Name:  Jeff Crusinberry
Title:  Vice President


WELLS FARGO BANK, N.A., as Master Servicer, Trust
Administrator and Swap Administrator

By:  /s/ Christopher Regnier
Name:  Christopher Regnier
Title:  Vice President


FREMONT INVESTMENT & LOAN, as Sponsor, Originator and Servicer

By:  /s/ Jeff Crusinberry
Name:  Jeff Crusinberry
Title:  Senior Vice President


HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

By:  /s/ Elena Zheng
Name:  Elena Zheng
Title:  Assistant Vice President


CONSENTED TO BY:

RADIAN INSURANCE INC., as NIM Insurer

By:  /s/ Elizabeth A. Maffey
Name:  Elizabeth A. Maffey
Title:  Senior Vice President



           (Signature Page to Amendment No. 1 to PSA - Fremont 2006-C)



(PAGE)



STATE OF CALIFORNIA         )
                            ) ss.:
COUNTY OF ORANGE            )

         On the 25th day of October, 2006 before me, a Notary Public in and for said State, personally appeared Jeff Crusinberry, known to me to be a Vice President of FREMONT MORTGAGE SECURITIES CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jackie Boucher
Notary Public


NOTARIAL SEAL





(PAGE)



STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE             )

         On the 25th day of October, 2006 before me, a Notary Public in and for said State, personally appeared Jeff Crusinberry, known to me to be an Senior Vice President/Finance of FREMONT INVESTMENT & LOAN, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jackie Boucher
Notary Public


NOTARIAL SEAL




(PAGE)



STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

         On this 25th day of October, 2006 before me, the undersigned officer, personally appeared Christopher Regnier, and acknowledged himself or herself to me to be the Vice President of Wells Fargo Bank, N.A., and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.



         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


/s/ Sandra Titus
Notary Public



NOTARIAL SEAL





(PAGE)




STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  On this 25th day of October, 2006 before me, personally appeared Elena Zheng, known to me to be an Assistant Vice President of HSBC Bank USA, National Association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ecliff C. Jackman
Notary Public


NOTARIAL SEAL




(PAGE)




STATE OF         )
                 ) ss.:
COUNTY OF        )

                  On this 25th day of October, 2006 before me, personally appeared Elizabeth Maffey, known to me to be a(n) Senior Vice President of Radian Insurance Inc., that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Caitlin M. Larkin
Notary Public


NOTARIAL SEAL






EX-99.2


HUNTON & WILLIAMS LLP
RIVERFRONT PLAZA, EAST TOWER
951 EAST BYRD STREET
RICHMOND, VIRGINIA 23219-4074

TEL    804 * 788 * 8200
FAX    804 * 788 * 8218

FILE NO: 55369.000063



December 15, 2006

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

Ladies and Gentlemen:

         We have acted as counsel to Fremont Mortgage Securities Corporation, as depositor (the "Depositor"), in connection with the execution of the Amendment No. 1 to Pooling and Servicing Agreement (the "Amendment") made and effective as of October 25, 2006, by the Depositor, Fremont Investment & Loan, as Sponsor, Originator and Servicer (the "Sponsor", the "Originator" and the "Servicer"), Wells Fargo Bank, N.A., as Master Servicer, Trust Administrator and Swap Administrator (the "Master Servicer", the "Trust Administrator" and the "Swap Administrator", respectively) and HSBC Bank USA, National Association, as Trustee (the "Trustee"), to that certain Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 2006, relating to Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C, among the Depositor, the Sponsor, the Originator, the Servicer, the Master Servicer, the Trust Administrator, the Swap Administrator and the Trustee. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Amendment or, if not defined therein, in the Agreement. This opinion letter is being delivered at the request of the Depositor.

         In connection with the foregoing, we have made such legal and factual examinations and inquiries as we have deemed necessary or advisable for the purpose of rendering this opinion letter, including but not limited to the examination of the following:

         a. the Agreement; and

         b. the Amendment.

         In rendering the following opinion, we have relied upon the documents described above (the "Documents"), and the relevant provisions of the Agreement, including, without limitation, Section 10.01 of the Agreement. We have assumed that the Documents are genuine and the duly authorized, legal, valid and binding obligations of the parties who



(PAGE)


Wells Fargo Bank Minnesota, N.A.
HSBC Bank USA, National Association
December 15, 2006
Page 2



executed such Documents and that the Documents are what they purport to be on their face.

         We do not purport to express an opinion on any laws other than those of the State of New York and the United States of America.

         Based upon and subject to the foregoing, we are of the opinion that (i) the Amendment is permitted by Section 10.01 of the Agreement and is not prohibited by the Agreement; (ii) the terms of the Agreement do not require Certificateholder consent for the Amendment; (iii) the Amendment will not adversely affect in any material respect the interest of any Certificateholder;
(iv) the Amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; and (v) all requirements for amending the Agreement have been complied with;

         We understand that the Depositor will have caused written notice of the Amendment to be provided to the Rating Agencies, with a copy of such notice to the Trustee and the Trust Administrator, before or simultaneously with the execution of the Amendment and this Opinion.

         CIRCULAR 230 DISCLOSURE

         TO ENSURE COMPLIANCE BY THIS LAW FIRM WITH REQUIREMENTS IMPOSED BY U.S. TREASURY REGULATIONS, WE INFORM YOU THAT (A) THIS ADVICE WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) THIS ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING BY OTHERS OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (C) ANY TAXPAYER TO WHOM THE ADDRESSEE OF THIS OPINION, THE SPONSOR OR ANY OTHER ENTITY PROMOTES, MARKETS OR RECOMMENDS SUCH TRANSACTIONS OR MATTERS SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,


/s/ Hunton & Williams LLP








EX-99.3


HUNTON & WILLIAMS LLP
RIVERFRONT PLAZA, EAST TOWER
951 EAST BYRD STREET
RICHMOND, VIRGINIA 23219-4074

TEL    804 * 788 * 8200
FAX    804 * 788 * 8218


BENJAMIN T. FORD
DIRECT DIAL: 804-787-8933
EMAIL:   btford@hunton.com

FILE NO: 55369.000063

October 25, 2006

Via E-mail

Standard & Poor's
55 Water Street
New York, NY 10041-0003

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Fitch, Inc.
One State Street Plaza
New York, New York  10004

Dominion Bond Rating Service
55 Broadway
New York, New York  10006

Re:  Fremont Home Loan Trust 2006-C Mortgage-Backed Certificates, Series 2006-C

Ladies and Gentlemen:

Fremont Mortgage Securities Corporation is causing to be made an Amendment No. 1 (the "Amendment"), dated as of October 25, 2006, to the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 2006, among Fremont Mortgage Securities Corporation, as Depositor, Fremont Investment & Loan, as Sponsor, Originator and Servicer, Wells Fargo Bank, N.A., as Master Servicer, Trust Administrator and Swap Administrator and HSBC Bank USA, National Association, as Trustee. The Amendment (i) will not adversely affect in any material respect the interest of any Certificateholder; and (ii) will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. By amending Section 3.27(d) of the Agreement, the Amendment provides for an increased initial deposit in the Interest Coverage Account to cover interest shortfalls on the first Distribution Date. A copy of the proposed Amendment is attached.


(PAGE)

S&P
Moody's Investor Services
Fitch
DBRS
October 25, 2006
Page 2


Capitalized terms used but not defined in this letter have the meanings assigned to them in the Amendment or, if not defined in the Amendment, then in the Agreement.


Sincerely,


Benjamin T. Ford

Enclosure


cc:      Wells Fargo Bank, N.A., as Trust Administrator
         HSBC Bank USA, National Association, as Trustee
         Radian Insurance Inc., as NIM Insurer
         Swiss Re Financial Products Corporation, as Swap Provider